MyDx Q3 / Year End Company Update


MyDx
Ticker: MYDX
ORGANA Dx
AQUA Dx
AERO Dx
CANNA Dx
OTCQB:MYDX

Dear MyDx Stakeholders,

When we first started this company in September of 2013, our goal was to bring quality control at the point of care to the more than 220 million cannabis consumers worldwide who could not consistently find a strain that works for them.

We then learned about pesticides, and the vision that is MyDx was born to empower consumers everywhere to Trust & Verify™ what they put into their minds & bodies.

Today, we are proud to have filed our **Q3 Earnings Report (Form 10-Q)**, reaching the following **Milestones** in our company's history:

1. MyDx has earned its first **Revenues** of **$219,180.00** during Q315.
2. These earning were generated almost exclusively from **Online** sales
3. We expect our **Ongoing Gross Margins** to exceed **50%.**
4. Q2 to Q3, MyDx reduced its overall operating expenses **by more than**

30%. This process continues.

5. The MyDx community now services **Thousands of Application & Device users** who have joined us in generating close to **20,000 MyDx data points** to date.

You invested in the vision that is MyDx. Thanks to your contribution, in a matter of two years, an idea has turned into a exciting product that is generating revenues and value for the shareholders of a publicly traded company. Congratulations!

In Q3 of 2015, MyDx successfully transitioned from a development stage to a fully operating production company. We have also recently filed an Amended Form S-1/A which is pending with the SEC.

Moving forward, to drive growth and shareholder value, we plan to focus on **2 Key Pillars of Success**: **Product Sales & Market Liquidity**.

We welcome **Long Term Investors** that can support our key pillars of success, not withstanding any Free Market fluctuations we might encounter in stock performance, sales, or management in the short term.

Thank you for investing and believing in MyDx. We sincerely appreciate it.

Happy Holidays,

Daniel R. Yazbeck
Chairman & CEO
MyDx, Inc.

Q3 COMPANY UPDATE

PRODUCT MANUFACTURING

MyDx has graduated from a New Product Introduction (NPI) Manufacturing Line to a Full Production Line at our contract manufacturing facilities in Fremont, CA. We have streamlined our fulfillment capabilities and are ready to scale.


CDX



DISTRIBUTION (Cannabis Industry)

We are looking forward to on-boarding key distributors to address the needs of our 4 key customers in the Cannabis Industry: **Manufacturers** (growers & cultivators), **Distributors** (dispensaries & delivery services), **Consumers** (end users), and **Regulators**. This process is expected to expand our retail footprint and increase our revenues.


MyDx
ADD NEW PROFILE +

MEDIA RELATIONS

Please find below **recent media mentions** in case you missed it.

The San Diego Union-Tribune MJINews MARIJUANA INVESTOR NEWS

cnet CFN Cannabis Financial Network

Aiming high: Pot entrepreneurs look to Silicon Valley for inspiration
(11/19 - CNet)

Cannabis in Canada Strain Review **(Video)**
(11/11 - Candid Cannabis)

Industry Thought Leader Interview **(Video)**
(11/6 - CFN Media Group)

The MyDx Cannabis Tester Brings Lab Testing to the Masses
(November Issue - MG Magazine)

MyDx Learns What Cannabis is Right for Individual Users
(11/4 - CFN Media Group)

Quantified Self: MyDx Targets a Growing Multi-Billion Dollar Industry
(10/27 - Yahoo Finance)

MyDx Details Mission for Crowdsourcing Data from CannaDx Users
(10/20 - San Diego Union Tribune)

MyDx's Users Can Transform an Anecdotal Industry into Scientific Cannabis Data
(10/19 - MJINews)

Cannabis World Congress & Business Expo Interview **(Video)**
(9/28 - CFN Media Group)

MassRoots Names MyDx the Official Marijuana Analyzer of the Cannabis Community
(08/27 - Nasdaq Global Newswire)

SPEAKING ENGAGEMENTS


MJICMARIJUANAINDEX

Upcoming Speaking Engagements

Exploring the Science of Cannabis
January 21 - 22, 2016, Las Vegas - **The Emerald Conference**

CannaTech
March 7 - March 9, 2016, Tel Aviv, Israel - **CannaTech**

Recent Speaking Engagements

The Future of Testing
November 2015, San Francisco - **New West Summit**

Technology and Cannabis - Combining the Best Markets
November 2015, Las Vegas - **Marijuana Investor Summit**

MyDx Public Company Pitch
November 2015, Las Vegas - **Marijuana Capital Growth Conference**

Consumer Technology in the Cannabis Sector
October 2015, Denver - **National Cannabis Summit**

Cannabis Market Sector Opportunities
September 2015, Los Angeles - **Marijuana Investor Summit**

PRODUCT UPDATE

How Would You Like to Feel?



MyDx Now Predicts a
FEELING!
9:41 AM
BACK
MyDx
Jay's Pre-Rolls Girl Scout Cookies
Feeling
Content
Notes
Helps You Relieve (rate each symptom)
WORSE
Insomnia
Makes You Feel (rate each symptom)
Sad
Happy
Lazy
Energetic
Distracted
Focused
Anxious
Relaxed
Paranoid
Social
Incoherent
Intelligent
UPDATE STRAIN
MyDx

Our Product Development Team has been quite busy upgrading our CannaDx product and making it more valuable and practical for consumers. Here are a few of the new featured updates our customers are now enjoying with our product.

1. The MyDx Analyzer now predicts a Chemical Profile as well as an expected Feeling & Ailment Relief from a Sample Test.
2. Previously tested strains can now be re-calibrated with software to view more accurate Cannabinoid & Terpene Profiles
3. Consumers can Find Similar Cannabis Strains in Community or "My Data" based on a strain's Chemical Profile (TCP)
4. Growers and Dispensaries can now promote their brands in the recently tested section of our App.


AT&T M-Cell 8:05 PM 27%
MyDx
Search
Begin Testing and Tracking...
CANNA Dx
find the best strain for you
need help?
Recently Tested >
Trainwreck
Jay's Pre-
Focused
Happy
Relaxed
Relaxed
Social
Energetic
ANALYZE
MyDATA
AT&T M-Cell 8:04 PM 28%
BACK
MyDx
Jay's Pre-Rolls Girl Scout Cookies
Feeling
Content
Notes
Helps You Relieve (rate each symptom)
WORSE
Insomnia
BETTER
Makes You Feel (rate each symptom)
Sad
Happy
Lazy
Energetic
Distracted
Focused
Anxious
Relaxed
Paranoid
Social
Incoherent
Intelligent
UPDATE STRAIN
AT&T M-Cell 8:04 PM 28%
BACK
MyDx
Jay's Pre-Rolls Girl Scout Cookies
Feeling
Content
Notes
Total Canna Profile
0.007617
0.000000
RECALIBRATE RESULTS >
SHOW NEAREST TCP >
Strain Type
Hybrid
Cannabinoids
Total THC 22.20 %
Total CBD 0.10 %
Total CBN 0.12 %
UPDATE STRAIN
AT&T M-Cell 7:05 PM 32%
BACK
MyDx
Total Canna Profile
(Click On Nearest Match or Add New +)
Nearest MyDx Samples
Jay's Pre-Rolls Girl Scout Cookies
Total Canna Profile
MyDx Rank: 100.0%
Moby Dick Flowering Day 40
Total Canna Profile
MyDx Rank: 53.5%
Community
Results
My Data
RETURN

Looking forward, the Product Team is currently adding more strains to our reference database with more labs who can help us expand the range of operation and accuracy of MyDx. Our Sales team is integrating dispensary inventories into our database so patients can more easily find a Local strain that works for them. Finally, we are rolling out features that will help patients and customers more easily Share their results with the Cannabis Community at large.

MyDx — Canna Profile

Total Canna Profile™



Sample Name: OG18/Blue Dream/Gemstone
Username: dan
Tested On: 11/23/2015

Cannabinoids	
Total THC	19.67 %
Total CBD	0.16 %
Total CBN	0.06 %
Terpenes	
beta-Caryophyllene	0.50 mg/g
alpha-Pinene	0.08 mg/g
beta-Pinene	0.12 mg/g
Myrcene	0.12 mg/g
Limonene	0.19 mg/g
alpha-Bisabolol	0.00 mg/g
Camphene	0.02 mg/g
delta-3-Carene	0.00 mg/g
Caryophyllene oxide	0.00 mg/g
Geraniol	1.87 mg/g
Guaiol	0.00 mg/g
Linalool	0.00 mg/g
Terpinolene	0.01 mg/g
p-Cymene	0.00 mg/g
Eucalyptol	0.00 mg/g
Isopulegol	0.00 mg/g
Humulene	1.15 mg/g
Nerolidol-1	0.05 mg/g
Dosage	
Milligrams of API	0.00 mg
Moisture Content	0.00 %

Ailments	
Helps People Relieve	
Motivation	Worse
Pain	Better
Anxiety	Better

Feelings	
Helps People Feel	
Relaxed	More
Intelligent	More
Happy	More

Notes	
Comments	
Intake Method	Glass
How You Felt Before	0
Save To (Data Is Anonymous)	Internal Database
How Much Did I Intake(mg)	Experienced: 10-20 mg THC
Length Of Effect	30 min - 1 hr
How much did you pay for your cannabis?	
Where did you buy it?	



6335 Ferris Square, Suite B, San Diego, CA 92121 | 800.814.4550 CDxLife.com

Finally, we look forward to updating you about our other sensors advancing in our R&D pipeline, including an enhanced **Canna Sensor** and the **OrganaDx Application**.

Thanks again for your support.

Your MyDx Team






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MyDx™
Ticker: MYDX

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MyDx, Inc.

6335 Ferris Square, Suite B

San Diego, CA 92121

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Telephone: 800.814.4550

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Legal Disclaimer:

Except for the historical information presented herein, matters discussed in this written communication contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Important factors that could cause these differences include, but are not limited to, the demand for the company's services, governmental regulation of the cannabis industry, and the company's ability to execute its business plan.